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                                  ANNUAL REPORT








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================================================================================


                                The Prairie Fund

================================================================================





















                                December 31, 2001







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

                                The Prairie Fund




                                                              January 1,  2002



To our shareholders,

I am sorry to report that the year just ended has not been a good one for the shareholders of The Prairie Fund. The value of our shares has decreased almost twenty percent. The exact decrease will be available to you shortly, upon completion of our annual financial report. It is, in a way, perplexing. Not the fact that there has been a decrease in value, such things happen any number of times in the life of an investment. What is perplexing is the depth and breadth of the decline. There have been bear markets before, and there will be bear markets again, but in 2001 we saw a bear market coming on the heels of a bear market already in place. Many pundits and market specialists will have their own favorite explanations of this phenomenon. I believe that there are or were three main factors at play. The first was the bursting of the tech bubble. Many people lost many dollars when that happened. They would have recovered from that soon enough, but they were hit with September 11. September's tragedy told the investing public that not only were their funds at risk, but their very lives were not secure. They acted predictably. They refused to risk their funds. The result was a hiatus in the buying of equities which was exacerbated by a mass sale of equities. All of this would have passed eventually. Money goes where it brings the best potential return and as history has shown over the long run that is in equities.. Trauma number three, which put the icing on the cake, was Enron. My goodness, now we cannot even trust the auditors. Let's keep our hands in our pockets guarding our money.

All of the above is a reasonable explanation for what has happened in the markets until now. Now we must address the question of what will the future bring as far as the market for equities is concerned? I addressed this in my last letter. Generally speaking, the companies that have had the greatest amount of trouble in the past year or eighteen months, have either gone out of business or have rationalized their operations. The companies that have stayed in business for the most part have cleaned up their balance sheets. Their inventories have either been sold down or written off. Their bad debts have either been discounted or written off completely. Their work forces have been greatly reduced to match their needs of production. They are selling their products or services for cash or reliable credit, and not for the worthless paper of bankrupt dot coms. Generally, they need no longer depend on pro-forma presentations of their financials in order to show positive cash flows. I believe that there will come a time in the beginning of the second quarter of 2002, i.e., April or May, when first quarter results start coming in, that there will be companies that begin to beat First Call's anticipated numbers by a penny or two a share. In my opinion the trend of exceeding the anticipated earnings by major companies will accelerate in the reporting for the second quarter.

If I am correct, and such does happen, the probable result may be a rush of funds into the equities markets with a concomitant rise in stock prices. The major beneficiaries of the rise in stock prices should be those companies which have long histories of high returns on shareholders' investment and good management. Your fund's portfolio, for the most part, has been invested in such companies. One cannot predict the market as far as short term movements are concerned. There is a degree of uncertainty even as far as the long term goes. History has shown us, however, that long term investments in the equity markets have yielded the highest returns of any financial instruments. Let us, therefore, be resolute and trust that what the market has done before, it will do again.

I am currently reading some new books that may be of interest to you as an investor. In my next letter I will give you the titles and authors of the books I am currently reading . I think that you will find them interesting. They present a rationale for equity investment and describe a methodology familiar to followers of Benjamin Graham. Meanwhile, go out and buy "The Intelligent Investor " by Benjamin Graham. It is almost a cook book for success in investing.




                                             Respectfully,


                                             /s/Matthew M. Zuckerman
                                             Matthew M Zuckerman,
                                             Zuckerman Management Associates


The shares of The Prairie Fund are not registered under the Securities Act of 1933, and as such, may be issued solely in private placement transactions which do not involve any "public offering" within the meaning of the 1933 Act. Therefore, this communication does not constitute an offer to sell, or a solicitation of an offer to buy, the shares of the fund.

                                (GRAPH OMITTED)

================================================================================
 The Prairie Fund
================================================================================

                                                         Schedule of Investments
                                                               December 31, 2001
--------------------------------------------------------------------------------
 Shares/Principal Amount         Cost           Market Value     % of Assets
--------------------------------------------------------------------------------

 COMMON STOCKS
 Beverage
       5,000 Coca Cola Co.      269,835          235,750
       3,000 Pepsico Inc.       105,750          146,070
                                -------          -------
                                375,585          381,820          12.06%
 Communications Equipment
      10,000 Motorola Inc.      177,323          150,200
       3,000 Lucent
             Technologies *     201,908           18,870
                                -------           ------
                                379,231          169,070           5.34%

 Communication Services
         145 Avaya Inc. *            -             1,762
       4,800 Nextel
             Communications
             Inc. Cl A *        247,500           52,608
                                -------           ------
                                247,500           54,370           1.72%

 Computer Hardware
       6,000 Sun
             Microsystems *      84,051           73,800           2.33%
                                -------          -------

 Computer/Office
       1,000 Intl Business
             Machines Inc.      107,604          120,960           3.82%
                               --------         --------

 Conglomerate
       6,000 General
             Electric Co.       309,500          240,480           7.60%
                               --------         --------

 Data  Processing
       5,000 DST Systems
             Inc. Dela *        190,782          249,250           7.87%
                               --------         --------

 Drugs
       1,500 Bristol Myers
             Squibb Co.          78,950           76,500
       5,000 Pfizer Inc.        148,978          199,250
       3,750 Ivax
             Corporation *       70,195           75,525
       2,500 Merck & Co.
             Inc.               169,175          147,000
       4,000 Schering-Plough
             Corp.              168,394          143,240
                                -------          -------
                                635,692          641,515           20.26%
                               --------         --------
 Drugs, Distribution
       4,000 McKesson Corp.      81,884          149,600           4.73%
                                -------         --------

 Drug Stores
       2,000 Walgreen Co.        79,688           67,320           2.13%
                                -------          -------

 Fast Foods
       4,000 McDonalds Corp.    130,000          105,880           3.34%
                               --------         --------

 Furniture and Fixtures
       2,500 Ethan Allen
             Interiors Inc.      82,075          103,975           3.28%
                                -------         --------


    The accompanying notes are an integral part of the fiancial statements.

================================================================================
 The Prairie Fund
================================================================================

                                                         Schedule of Investments
                                                               December 31, 2001
--------------------------------------------------------------------------------
 Shares/Principal Amount         Cost           Market Value     % of Assets
--------------------------------------------------------------------------------


 Holding Companies
           6 Berkshire
             Hathaway Inc.
             Class A *          336,600          453,600          14.33%
                               --------         --------

 Household Products
       2,000 Proctor &
             Gamble Co.         199,594          158,260           5.00%
                               --------         --------

 Medical Equipment & Supplies
         150 Zimmer
             Holdings, Inc. *     4,350            4,581           0.14%
                                 ------           ------

             Total Stocks     3,244,136        2,974,481          93.96%
                             ==========       ==========

 Money Market Funds
     132,106 UMB Money
             Market 1.50%       132,106          132,106           4.17%
                               --------         --------

              Total Money
                Market Funds    132,106          132,106           4.17%
                               ========         ========

             Total
                Investments   3,376,242        3,106,587          98.13%

             Other Assets
                Less
                Liabilities                       59,232           1.87%

             Net Assets                      $ 3,165,819         100.00%
                                            ============

    The accompanying notes are an integral part of the fiancial statements.

================================================================================
 The Prairie Fund
================================================================================

Statement of Assets and Liabilities
     December 31, 2001

Assets:
     Investment Securities at Market Value                   $ 3,106,587
          (Identified Cost - 3,376,242)
     Cash                                                          2,103
     Receivables:
          Dividends and Interest                                   3,487
                                                                   -----
               Total Assets                                    3,112,177
Liabilities:
          Accruded Advisor Fees                                    7,484
          Accrued Expenses                                        13,643
                                                                  ------
               Total Liabilities                                  21,127

Net Assets                                                   $ 3,091,050
                                                             ===========
Net Assets Consist of:
     Capital Paid In                                           3,380,596
     Accumulated Realized Gain (Loss) on Investments - Net       (19,891)
     Unrealized Appreciation in Value
          of Investments Based on Identified Cost - Net         (269,655)
                                                               ---------
Net Assets, for  Shares Outstanding                          $ 3,091,050
                                                             ===========
Net Asset Value and Redemption Price
     Per Share ($3,091,050/378,659 shares)                        $ 8.16
Offering Price Per Share                                          $ 8.16

    The accompanying notes are an integral part of the fiancial statements.

================================================================================
 The Prairie Fund
================================================================================

 Statement of Operations
 For the year ended December 31, 2001

Investment Income:
     Dividends                                                    30,954
     Interest                                                      1,700
                                                                   -----
          Total Investment Income                                 32,654
Expenses
Audit fees                                                        40,921
Legal fees                                                        39,586
Management and advisory fees (Note 2)                             32,593
Transfer Agent                                                     7,833
Custodial fees                                                     3,606
Printing                                                           1,921
Edgar Filing & SEC fees                                            1,801
Memberships                                                        1,000
Insurance                                                            954
Bank Charges                                                         155
                                                                 -------
          Total Expenses                                         130,370

Net Investment Loss                                              (97,716)

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                        (255,791)
     Unrealized Appreciation (Depreciation) on Investments      (335,587)
                                                                ---------
Net Realized and Unrealized Gain (Loss) on Investments          (591,378)

Net Increase (Decrease) in Net Assets from Operations           (689,094)

    The accompanying notes are an integral part of the fiancial statements.

================================================================================
 The Prairie Fund
================================================================================

Statement of Changes in Net Assets
                                                 1/1/2001       1/1/2000*
                                                   to              to
                                                12/31/2001     12/31/2000
From Operations:
     Net Investment Income                       (97,716)       (29,584)
     Net Realized Gain
         (Loss) on Investments                  (255,791)       (46,700)
     Net Unrealized Appreciation
         (Depreciation)                         (335,587)        65,932
                                                ---------        ------
     Increase (Decrease) in
         Net Assets from
         Operations                             (689,094)       (10,352)
From Distributions to Shareholders
     Net Investment Income                             0              0
     Net Realized Gain (Loss)
         from Security
         Transactions                                  0              0
                                                      --             --
     Net  Increase (Decrease)
          from Distributions                           0              0
From Capital Share Transactions:
     Proceeds From Sale of Shares                      0      3,790,496
     Shares Issued on
         Reinvestment of
         Dividends                                     0              0
     Cost of Shares Redeemed                           0              0
                                                      --             --
Net Increase from Shareholder
    Activity                                           0      3,790,496

Net Increase  in Net Assets                     (689,094)     3,780,144

Net Assets at Beginning
    of Period                                  3,780,144              0
Net Assets at End of Period                    3,091,050      3,780,144
                                              ==========      =========

Share Transactions:
    Issued                                             0        378,659
    Reinvested                                         0              0
    Redeemed                                           0              0
                                                      --             --
Net increase (decrease) in
    shares                                             0        378,659
Shares outstanding beginning
    of period                                    378,659              0
                                                 -------             --
Shares outstanding end of
    period                                       378,659        378,659
                                                 =======        =======

*Commencement of operations

    The accompanying notes are an integral part of the financial statements.

================================================================================
 The Prairie Fund
================================================================================

Financial Highlights
Selected data for a share outstanding throughout the period:

                                                 1/1/2001       1/1/2000*
                                                  to              to
                                               12/31/2001     12/31/2000
Net Asset Value -
     Beginning of Period                            9.98          10.00
Net Investment Income                              (0.26)         (0.07)
Net Gains or Losses on Securities
     (realized and unrealized)                     (1.56)          0.05
                                                   ------          ----
Total from Investment Operations                   (1.82)         (0.02)
Dividends
     (from net investment income)                   0.00           0.00
Distributions (from capital gains)                  0.00           0.00
Return of Capital                                   0.00           0.00
                                                    ----           ----
     Total Distributions                            0.00           0.00
Net Asset Value -
     End of Period                                  8.16           9.98
Total Return                                      (18.24)%        (0.20)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)             3,091          3,780

Ratio of Expenses to Average Net
    Assets - before reimbursements                  4.00%          2.60%
Ratio of Expenses to Average Net
    Assets - net of reimbursements                  4.00%          1.52%
Ratio of Net Loss to Average Net Assets            (3.00)%        (0.79)%
Ratio of Net Loss to Average Net Assets
    after reimbursments                            (3.00)%        (1.87)%
Portfolio Turnover Rate                            22.70%         23.84%

* commencement of operations.

    The accompanying notes are an integral part of the financial statements.

================================================================================
 The Prairie Fund
================================================================================

Notes to Financial Statements
December 31, 2001



  1.)Summary of Significant Accounting Policies
     The Prairie Fund (the Fund) is a no load mutual fund advised by Zuckerman Management Associates, Inc. (ZMA). It was incorporated and elected S-Corporation status on May 25, 1999. It started business on January 1, 2000. On August 6, 2000 the entity reorganized as a Delaware business trust. The Fund is also registered with the Securities and Exchange Commission as a non-diversified, open-end management investment company, effective August 2, 2000. The Fund, however, began operations on January 1, 2000 with in-kind contributions of appreciated marketable equity securities (Note 3). The Fund's shares are not currently available for sale to the public, but the Board of Trustees is contemplating public registration in the latter part of 2002.

     The Fund's investment objective is to seek long-term capital appreciation. The Fund pursues its objective by investing primarily in common stock issued by U.S. companies.

     The Fund's custodian is UMB Bank, NA based in Kansas City, Missouri, and the transfer agent is Mutual Shareholder Services, based out of Cleveland, Ohio.

     Security Valuation:
     Investment in Securities traded on a national securities and exchange (or reported on the Nasdaq national market) are stated at the last reported sales price of the day of valuation; other securities traded over-the counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the Board of Trustees.

     Income Recognition:
     Security transactions are recorded on the trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     Use of Estimates in the Preparation of Financial Statements:
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Income Taxes:
     The Fund, with the stockholders' consent, has elected to be taxed under S Corporation provisions of the Internal Revenue Code (IRC). Under these provisions, the taxable income of the fund is reflected by the stockholders on their respective tax returns. The Fund anticipates converting to the applicable provisions of the IRC, allowing it to be taxed as a "regulated investment company" during 2002. The Fund did not qualify to be treated as a registered investment company in either 2000 or 2001.

     Income Taxes:
     The fund may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and capital gain distributions determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles.


     Reclassifications:
     The Fund may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and capital gain distributions determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles.

================================================================================
 The Prairie Fund
================================================================================

Notes to Financial Statements Continued
December 31, 2001


  2.)Investment Advisory Agreement
     ZMA serves as the Fund's investment advisor, charging an annual management and investment advisory fee of 1.0% of the Fund's average net assets. The Fund also pays all of the fees and expenses of the Fund. The investment advisor has agreed to pay any amount of the fees for the Fund's custodian, administrator, transfer agent and Investment Company Institute membership that exceed in the aggregate one percent (1.00%) of the Fund's net asset value for the year. The advisor received management fees of $25,109 and is due an additional $7,484 as of December 31, 2001. For the fiscal year ending December 31, 2001 there were no reimbursements required of the advisor during 2001.


  3.)Investment Transactions
     During the fiscal year ended December 31, 2001, purchases and sales of investment securities were $720,838 and $878,865, respectively. The primary stockholder of ZMA as well as members of the primary stockholder's family, in the form of Trusts, constitute 100% of the Fund's ownership. During the fiscal year ended December 31, 2001, the Fund recorded realized losses of $255,791 for the financial statement purposes and $53,942 realized gains for income tax purposes.

     At December 31, 2001, the Fund's investment portfolio had a net unrealized loss of $269,655 for financial statement purposes, with the market value of securities transferred in during the initial year constituting the Fund's basis in the marketable securities.

     At December 31, 2001, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

         Appreciation     (Depreciation)      Net Appreciation (Depreciation)
         ------------     --------------      -------------------------------
           1,448,569         (207,625)                   1,240,944

4.)  Other Information
     At a meeting of the Company's Board of Directors (the "Board") on September 20, 2001 the Board approved McCurdy & Associates CPA's, Inc. as independent auditor of the Fund. On October 31, 2001 Kaufman, Rossin & Company ("Kaufman") resigned as independent auditors for the Fund. In connection with the audit of the year ended December 31, 2000 and for the period through the date of Kaufman's resignation, the Fund had no disagreements with Kaufman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to Kaufman's satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. Further, the audit report of Kaufman on the financial statements of the Fund for the year ended December 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

                          INDEPENDENT AUDITOR'S REPORT




To The Shareholders and
Board of Trustees
The Prairie Fund:

We have audited the accompanying statement of assets and liabilities of The Prairie Fund, including the schedule of portfolio investments, as of December 31, 2001, and the related statement of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Prairie Fund as of December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/McCurdy & Associates CPA's, Inc.
McCurdy & Associates CPA's, Inc.
Westlake, Ohio
January 10, 2002

--------------------------------------------------------------------------------

                                Board of Trustees
                         Matthew M Zuckerman, President
                     Nancy Z Markovitch, Secretary/Treasurer
                        (Daughter of Matthew M Zuckerman)
                              Elias Herschmann, MD
                                 Jack Levine CPA
                                Joseph Weisel CPA


                               Investment Adviser
                      Zuckerman Management Associates, Inc.
                           801 41st Street, Suite 210
                           Miami Beach, Florida 33140



                             Dividend Paying Agent,
                         Shareholders' Servicing Agent,
                                 Transfer Agent
                           Mutual Shareholder Services
                          8869 Brecksville Rd, Suite C
                             Brecksville, Ohio 44141


                                    Custodian
                                  UMB Bank, NA
                              Mutual Fund Services
                           928 Grand Blvd, 10th Floor
                              Kansas City, MO 64106


                                     Counsel
                           Morgan, Lewis & Bockius LLP
                        5300 First Union Financial Center
                          200 South Biscayne Boulevard
                               Miami, FL33131-2339

                              Independent Auditors
                         McCurdy & Associates CPA's Inc.
                               27955 Clemens Road
                               Westlake, OH 44145



   This report is provided for the general information of the shareholders of the Prairie Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.